Summary Prospectus	September 30, 2017

Share class (Symbol): A (WAYAX), A2 (WHAYX), C (WAYCX), FI (WAHFX), R (WAYRX), I (WAHYX), IS (WAHSX)

WESTERN ASSET

HIGH YIELD FUND

Before you invest, you may want to review the fund’s Prospectus, which contains more information about the fund and its risks. You can find the fund’s Prospectus and other information about the fund, including the fund’s statement of additional information and shareholder reports, online at http://www.leggmason.com/mutualfundsliterature. You can also get this information at no cost by calling the fund at 1-877-721-1926 or 1-203-703-6002 or by sending an e-mail request to prospectus@leggmason.com, or from your financial intermediary. The fund’s Prospectus and statement of additional information, each dated September 30, 2017 (as may be amended or supplemented from time to time), and the independent registered public accounting firm’s report and financial statements in the fund’s annual report to shareholders, dated May 31, 2017, are incorporated by reference into this Summary Prospectus.

Investment objective

Maximize total return, consistent with prudent investment management.

Fees and expenses of the fund

The accompanying table describes the fees and expenses that you may pay if you buy and hold shares of the fund.

You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in funds distributed through Legg Mason Investor Services, LLC (“LMIS”), the fund’s distributor. More information about these and other discounts is available from your Service Agent, in the fund’s Prospectus on page 25 under the heading “Sales charges,” in the appendix titled “Appendix: Waivers and Discounts Available from Certain Service Agents” on page 49 of the fund’s Prospectus and in the fund’s statement of additional information (“SAI”) on page 62 under the heading “Sales Charge Waivers and Reductions for Class A or Class A2 Shares.” “Service Agents” include banks, brokers, dealers, insurance companies, investment advisers, financial consultants or advisers, mutual fund supermarkets and other financial intermediaries that have entered into an agreement with LMIS to sell shares of the fund.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Shareholder fees
(fees paid directly from your investment)
	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	4.25[1,2]	4.25	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	None[4]	1.00	None	None	None	None
Small account fee[5]	$15	$15	$15	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Management fees	0.55	0.55	0.55	0.55	0.55	0.55	0.55
Distribution and/or service (12b-1) fees	0.25	0.25	1.00	0.25	0.50	None	None
Other expenses	0.20	0.17	0.18	0.31[6]	0.41[7]	0.16	0.11
Total annual fund operating expenses[8]	1.00	0.97	1.73	1.11	1.46	0.71	0.66
Fees waived and/or expenses reimbursed	–[9]	–[9]	–[9]	(0.10)[9]	(0.15)[9]	N/A	–[9]
Total annual fund operating expenses after waiving fees and/or reimbursing expenses	1.00	0.97	1.73	1.01	1.31	0.71	0.66

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).
[2]	Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge. For additional information, see “Sales charges” in the Prospectus.
[3]	Maximum deferred sales charge (load) may be reduced over time.
[4]	You may buy Class A or Class A2 shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.
[5]	If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.
[6]	“Other expenses” for FI shares are estimated for the current fiscal year. Actual expenses may differ from estimates.
[7]	“Other expenses” for Class R shares have been restated to exclude fees recaptured pursuant to the fund’s expense limitation arrangements.
[8]	Except for Class FI shares, total annual fund operating expenses do not correlate with the ratios of expenses to average net assets reported in the financial highlights tables in the fund’s Prospectus and in the fund’s shareholder reports, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.
[9]	The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, taxes, extraordinary expenses, deferred organizational expenses and acquired fund fees and expenses), so that the ratio of total annual fund operating expenses will not exceed 1.05% for Class A shares, 1.25% for Class A2 shares, 1.80% for Class C shares, 1.00% for Class FI shares, 1.30% for Class R shares and 0.65% for Class IS shares, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2018 without the Board’s consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect. For the fiscal year ended May 31, 2017, amounts recaptured totaled 0.38% for Class R shares and these amounts are excluded from “Other expenses.” Total annual fund operating expenses (after waiving fees and/or reimbursing expenses, as applicable) exceed the expense cap for Class FI, Class R and Class IS shares as a result of acquired fund fees and expenses.

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Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

●	You invest $10,000 in the fund for the time periods indicated
●	Your investment has a 5% return each year and the fund’s operating expenses remain the same
●	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	523	731	955	1,600
Class A2 (with or without redemption at end of period)	520	722	940	1,565
Class C (with redemption at end of period)	276	546	940	2,042
Class C (without redemption at end of period)	176	546	940	2,042
Class FI (with or without redemption at end of period)	103	343	602	1,343
Class R (with or without redemption at end of period)	133	447	783	1,734
Class I (with or without redemption at end of period)	73	228	396	882
Class IS (with or without redemption at end of period)	67	210	367	822

Portfolio turnover. The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 74% of the average value of its portfolio.

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Principal investment strategies

Under normal market conditions, the fund will invest at least 80% of its net assets in U.S. dollar denominated debt or fixed income securities that are rated below investment grade at the time of purchase by one or more Nationally Recognized Statistical Rating Organizations (“NRSROs”) or are of a comparable quality as determined by the subadviser. The fund considers securities that are rated below the Baa or BBB categories to be rated below investment grade. Securities rated below investment grade are commonly known as “junk bonds” or “high yield securities.”

In deciding among the securities in which the fund may invest, the subadviser takes into account the credit quality, country of issue, interest rate, liquidity, maturity and yield of a security as well as other factors, including the fund’s effective duration and prevailing and anticipated market conditions. Effective duration seeks to measure the expected sensitivity of market price to changes in interest rates, taking into account the anticipated effects of particular features of a security (for example, some bonds can be prepaid by the issuer.) The fund is permitted to invest up to 20% of its total assets in non-U.S. dollar denominated non-U.S. securities.

The fund may also enter into various exchange-traded and over-the-counter derivative transactions for both hedging and non-hedging purposes, including for purposes of enhancing returns. These derivative transactions include, but are not limited to, bond and interest rate futures, options on bond and interest rate futures, futures, swaps, foreign currency futures, forwards and options.

In particular, the fund may use interest rate swaps, credit default swaps (including buying and selling credit default swaps on individual securities and/or baskets of securities), options (including options on credit default swaps), and/or futures contracts to a significant extent, although the amounts invested in these instruments may change from time to time. Other instruments may also be used to a significant extent from time to time.

The fund may use currency related transactions involving futures contracts (sometimes referred to as “futures”), options on futures contracts, indexed securities and other derivative instruments (collectively, “Financial Instruments”). These Financial Instruments may be used without limit, for either hedging purposes, or to implement a currency investment strategy.

Principal risks

Risk is inherent in all investing. The value of your investment in the fund, as well as the amount of return you receive on your investment, may fluctuate significantly. You may lose part or all of your investment in the fund or your investment may not perform as well as other similar investments. An investment in the fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or by any bank or government agency. The following is a summary description of certain risks of investing in the fund.

Market and interest rate risk. The value of the fund’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. If the value of the securities owned by the fund fall, the value of your investment will decline. The value of your investment will generally go

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down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. Interest rates have been historically low, so the fund faces a heightened risk that interest rates may rise. A general rise in interest rates may cause investors to move out of fixed income securities on a large scale, which could adversely affect the price and liquidity of fixed income securities and could also result in increased redemptions from the fund.

The maturity of a security may be significantly longer than its duration. A security’s maturity and other features may be more relevant than its duration in determining the security’s sensitivity to other factors affecting the issuer or markets generally such as changes in credit quality or in the yield premium that the market may establish for certain types of securities.

Credit risk. If an issuer or guarantor of a security held by the fund or a counterparty to a financial contract with the fund defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline. Subordinated securities are more likely to suffer a credit loss than non-subordinated securities of the same issuer and will be disproportionately affected by a default, downgrade or perceived decline in creditworthiness.

High yield (“junk”) bonds risk. High yield bonds are generally subject to greater credit risks than higher-grade bonds, including the risk of default on the payment of interest or principal. High yield bonds are considered speculative, tend to be less liquid and are more difficult to value than higher grade securities. High yield bonds tend to be volatile and more susceptible to adverse events, credit downgrades and negative sentiments and may be difficult to sell at a desired price, or at all, during periods of uncertainty or market turmoil.

Derivatives risk. Using derivatives can increase fund losses and reduce opportunities for gains when market prices, interest rates, currencies or the derivatives themselves, behave in a way not anticipated by the fund. Using derivatives also can have a leveraging effect and increase fund volatility. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment. Derivatives may be difficult to sell, unwind or value, and the counterparty may default on its obligations to the fund. Derivatives are generally subject to the risks applicable to the assets, rates, indices or other indicators underlying the derivative. The value of a derivative may fluctuate more than the underlying assets, rates, indices or other indicators to which it relates. Use of derivatives may have different tax consequences for the fund than an investment in the underlying security, and those differences may affect the amount, timing and character of income distributed to shareholders. The U.S. government and foreign governments are in the process of adopting and implementing regulations governing derivatives markets, including mandatory clearing of certain derivatives, margin and reporting requirements. The ultimate impact of the regulations remains unclear. Additional regulation of derivatives may make derivatives more costly, limit their availability or utility, otherwise adversely affect their performance or disrupt markets.

Credit default swap contracts involve heightened risks and may result in losses to the fund. Credit default swaps may be illiquid and difficult to value, and they increase credit risk since the fund has exposure to both the issuer whose credit is the subject of the swap and the counterparty to the swap.

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Leveraging risk. The value of your investment may be more volatile if the fund borrows or uses derivatives or other investments that have a leveraging effect on the fund’s portfolio. Other risks described in the Prospectus also will be compounded because leverage generally magnifies the effect of a change in the value of an asset and creates a risk of loss of value on a larger pool of assets than the fund would otherwise have had. The fund may also have to sell assets at inopportune times to satisfy its obligations. The use of leverage is considered to be a speculative investment practice and may result in the loss of a substantial amount, and possibly all, of the fund’s assets.

Liquidity risk. Some assets held by the fund may be impossible or difficult to sell, particularly during times of market turmoil. These illiquid assets may also be difficult to value. Markets may become illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities. As a general matter, dealers recently have been less willing to make markets for fixed income securities. If the fund is forced to sell an illiquid asset to meet redemption requests or other cash needs, the fund may be forced to sell at a loss. The fund may not receive its proceeds from the sale of certain securities for an extended period (for example, several weeks or even longer).

Foreign investments and emerging markets risk. The fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the fund may invest may have markets that are less liquid, less regulated and more volatile than U.S. markets. The value of the fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable or unsuccessful government actions, reduction of government or central bank support and political or financial instability. Lack of information may also affect the value of these securities. To the extent the fund focuses its investments in a single country or only a few countries in a particular geographic region, economic, political, regulatory or other conditions affecting such country or region may have a greater impact on fund performance relative to a more geographically diversified fund.

The risks of foreign investments are heightened when investing in issuers in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less fully developed and are less stable than those of more developed countries. Less developed markets are more likely to experience problems with the clearing and settling of trades and the holding of securities by banks, agents and depositories that are less developed than those in the United States. They are often particularly sensitive to market movements because their market prices tend to reflect speculative expectations. Low trading volumes may result in a lack of liquidity and in extreme price volatility.

Currency risk. The value of investments in securities denominated in foreign currencies increases or decreases as the rates of exchange between those currencies and the U.S. dollar change. Currency conversion costs and currency fluctuations could erase investment gains or add to investment losses. Currency exchange rates can be volatile, and are affected by factors such as general economic conditions, the actions of the U.S. and foreign governments or central banks, the imposition of currency controls and speculation.

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Prepayment or call risk. Many issuers have a right to prepay their fixed income securities. Issuers may be more likely to prepay their securities if interest rates fall. If this happens, the fund will not benefit from the rise in the market price of the securities that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on prepaid securities. The fund may also lose any premium it paid on prepaid securities.

Extension risk. When interest rates rise, repayments of fixed income securities, particularly asset- and mortgage-backed securities, may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone. This may cause the fund’s share price to be more volatile.

Risk of investing in fewer issuers. To the extent the fund invests its assets in a small number of issuers, the fund will be more susceptible to negative events affecting those issuers.

Valuation risk. The sales price the fund could receive for any particular portfolio investment may differ from the fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology. Investors who purchase or redeem fund shares on days when the fund is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the fund had not fair-valued securities or had used a different valuation methodology. The fund’s ability to value its investments may be impacted by technological issues and/or errors by pricing services or other third party service providers.

Market events risk. In the past decade financial markets throughout the world have experienced increased volatility, depressed valuations, decreased liquidity and heightened uncertainty. Governmental and non-governmental issuers have defaulted on, or been forced to restructure, their debts. These conditions may continue, recur, worsen or spread. Events that have contributed to these market conditions include, but are not limited to, major cybersecurity events; geopolitical events (including wars and terror attacks); measures to address budget deficits; downgrading of sovereign debt; declines in oil and commodity prices; dramatic changes in currency exchange rates; and public sentiment.

The U.S. government and the Federal Reserve, as well as certain foreign governments and central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels. This and other government intervention may not work as intended, particularly if the efforts are perceived by investors as being unlikely to achieve the desired results. The Federal Reserve has reduced its market support activities and recently has begun raising interest rates. Certain foreign governments and central banks are implementing or discussing so-called negative interest rates (e.g., charging depositors who keep their cash at a bank) to spur economic growth. Further Federal Reserve or other U.S. or non-U.S. governmental or central bank actions, including interest rate increases or contrary actions by different governments, could negatively affect financial markets generally, increase market volatility and reduce the value and liquidity of securities in which the fund invests.

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Policy and legislative changes in the United States and in other countries are affecting many aspects of financial regulation and may in some instances contribute to decreased liquidity and increased volatility in the financial markets. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.

Economies and financial markets throughout the world are increasingly interconnected. Economic, financial or political events, trading and tariff arrangements, terrorism, natural disasters and other circumstances in one country or region could have profound impacts on global economies or markets. As a result, whether or not the fund invests in securities of issuers located in or with significant exposure to the countries directly affected, the value and liquidity of the fund’s investments may be negatively affected.

Hedging risk. There can be no assurance that the fund will engage in hedging transactions at any given time, even under volatile market conditions, or that any hedging transactions the fund engages in will be successful. Hedging transactions involve costs and may reduce gains or result in losses.

Portfolio management risk. The value of your investment may decrease if the subadvisers’ judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect, or if there are imperfections, errors or limitations in the tools and data used by the subadvisers. In addition, the fund’s investment strategies or policies may change from time to time. Those changes may not lead to the results intended by the subadvisers and could have an adverse effect on the value or performance of the fund.

Redemption risk. The fund may experience heavy redemptions that could cause the fund to liquidate its assets at inopportune times or at a loss or depressed value, which could cause the value of your investment to decline.

Cybersecurity risk. Cybersecurity incidents may allow an unauthorized party to gain access to fund assets, customer data (including private shareholder information), or proprietary information, or cause the fund, the manager, the subadvisers and/or their service providers (including, but not limited to, fund accountants, custodians, sub-custodians, transfer agents and financial intermediaries) to suffer data breaches, data corruption or loss of operational functionality.

These and other risks are discussed in more detail in the Prospectus or in the Statement of Additional Information.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the fund. The bar chart shows changes in the fund’s performance from year to year for Class I shares. The table shows the average annual total returns of each class of the fund that has been in operation for at least one full calendar year and also compares the fund’s performance with the average annual total returns of an index or other benchmark. Performance for classes other than those shown may vary from the performance shown to the extent the expenses for those classes differ. The fund makes updated performance information, including its current net asset value, available at www.leggmason.com/mutualfunds (select fund and share class), or by calling the fund at 1-877-721-1926.

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The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future.

Sales charges are not reflected in the accompanying bar chart, and if those charges were included, returns would be less than those shown.

Best Quarter (06/30/2009): 24.12    Worst Quarter (12/31/2008): (21.83)

The year-to-date return as of the most recent calendar quarter, which ended June 30, 2017, was 4.48

Average annual total returns (%)
(for periods ended December 31, 2016)
Class I	1 year	5 years	10 years	Since inception	Inception date
Return before taxes	15.98	6.39	5.94
Return after taxes on distributions	12.75	3.53	2.64
Return after taxes on distributions and sale of fund shares	8.93	3.66	3.13
Other Classes (Return before taxes only)
Class A	10.66	N/A	N/A	4.09	04/30/2012
Class A2	10.64	N/A	N/A	(0.67)	08/01/2014
Class C	13.82	N/A	N/A	4.11	04/30/2012
Class R	15.31	N/A	N/A	4.58	04/30/2012
Class IS	15.92	6.42	N/A	7.57	08/04/2008
Bloomberg Barclays U.S. Corporate High Yield—2% Issuer Cap Index (reflects no deduction for fees, expenses or taxes)[1]	17.13	7.36	7.55

[1]	For Class A, Class A2, Class C, Class R and Class IS shares, each for the period from the class’ inception date to December 31, 2016, the average annual total return of the Bloomberg Barclays U.S. Corporate High Yield—2% Issuer Cap Index was 6.48%, 4.33%, 6.48%, 6.48% and 9.12%, respectively.

The after-tax returns are shown only for Class I shares, are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. After-tax returns for classes other than Class I will vary from returns shown for Class I.

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Management

Investment manager: Legg Mason Partners Fund Advisor, LLC

Subadvisers: Western Asset Management Company (“Western Asset”) and Western Asset Management Company Limited in London (“Western Asset London”). References to “the subadviser” include each applicable subadviser.

Investment professionals: S. Kenneth Leech (Chief Investment Officer), Michael C. Buchanan (Deputy Chief Investment Officer) and Walter E. Kilcullen (Portfolio Manager). Mr. Leech has been part of the portfolio management team for the fund since 2014. Mr. Buchanan has been part of the portfolio management team for the fund since 2005. Mr. Kilcullen has been part of the portfolio management team for the fund since 2012. These investment professionals, all of whom are employed by Western Asset, work together with a broader investment management team.

Purchase and sale of fund shares

You may purchase, redeem or exchange shares of the fund each day the New York Stock Exchange is open, at the fund’s net asset value determined after receipt of your request in good order, subject to any applicable sales charge.

The fund’s initial and subsequent investment minimums generally are set forth in the accompanying table:

Investment minimum initial/additional investment ($)
	Class A	Class A2[1]	Class C2	Class FI	Class R	Class I	Class IS
General	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/None[3]	N/A
Uniform Gifts or Transfers to Minor Accounts	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/None[3]	N/A
IRAs	250/50	250/50	250/50	N/A	N/A	1 million/None[3]	N/A
SIMPLE IRAs	None/None	None/None	None/None	N/A	N/A	1 million/None[3]	N/A
Systematic Investment Plans	50/50	50/50	50/50	N/A	N/A	1 million/None[3]	N/A
Eligible Investment Programs	None/None	None/None	N/A	None/None	None/None	None/None	None/None
Clients of Eligible Financial Intermediaries	None/None	None/None	N/A	None/None	None/None	None/None	None/None
Retirement Plans with omnibus accounts held on the books of the fund and certain rollover IRAs	None/None	None/None	None/None	None/None	None/None	None/None	None/None
Other Retirement Plans	None/None	None/None	None/None	N/A	N/A	1 million/None[3]	N/A
Institutional Investors	1,000/50	1,000/50	1,000/50	N/A	N/A	1 million/None	1 million/None

[1]	Available to investors investing through a financial intermediary with a direct transfer agent relationship with the fund.
[2]	Class C shares are not available for purchase through LMIS Accounts.
[3]	Available to investors investing directly with the fund.

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Your Service Agent may impose different investment minimums.

For more information about how to purchase, redeem or exchange shares, and to learn which classes of shares are available to you, you should contact your Service Agent, or, if you hold your shares or plan to purchase shares through the fund, you should contact the fund by phone at 1-877-721-1926, by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail at Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581.

Tax information

The fund’s distributions are generally taxable as ordinary income or capital gains.

Payments to broker/dealers and other financial intermediaries

The fund’s related companies may pay Service Agents for the sale of fund shares, shareholder services and other purposes. These payments create a conflict of interest by influencing your Service Agent or its employees or associated persons to recommend the fund over another investment. Ask your financial adviser or salesperson or visit your Service Agent’s or salesperson’s website for more information.

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